UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT (Date of earliest event reported):  December 14, 2006

EGL, INC.

(Exact name of registrant as specified in its charter)

Texas
(State or other jurisdiction of incorporation)

000-27288 (Commission File No.)	76-0094895 (IRS Employer Identification No.)
15350 Vickery Drive Houston, Texas 77032 (Address of principal executive offices, including ZIP code)
(281) 618-3100 (Registrant’s telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

101592895.1, Form 8-K -- Aircraft Purchase Agreement

Item 1.01

Entry into a Material Definitive Agreement.

On December 14, 2006,  a wholly owned subsidiary of EGL, Inc. entered into an Aircraft Purchase Agreement to sell the company’s 1998 Cessna Citation X aircraft for an aggregate cash purchase price of $11.5 million.   Closing of the sale is subject to standard closing conditions, including inspection of the aircraft by the purchaser.  A copy of the Aircraft Purchase Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	Aircraft Purchase Agreement, dated as of December 14, 2006, between Wayneworks Aviation, LLC and Global Logistics Aircraft, LLC.

101592895.1, Form 8-K -- Aircraft Purchase Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2006
EGL, INC. By: /s/ Dana A. Carabin Dana A. Carabin General Counsel and Corporate Secretary

101592895.1, Form 8-K -- Aircraft Purchase Agreement

Exhibit Index

Exhibit No.	Exhibit
99.1	Aircraft Purchase Agreement, dated as of December 14, 2006, between Wayneworks Aviation, LLC and Global Logistics Aircraft, LLC.

101592895.1, Form 8-K -- Aircraft Purchase Agreement